                                                                   EXHIBIT 10.57
                                                                  EXECUTION COPY
                 COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT


                                     among


                          EDISON MISSION HOLDINGS CO.,
                          EDISON MISSION FINANCE CO.,
                      HOMER CITY PROPERTY HOLDINGS, INC.,
                           CHESTNUT RIDGE ENERGY CO.,
                         MISSION ENERGY WESTSIDE, INC.,
                         EME HOMER CITY GENERATION L.P.


     The SECURED PARTIES' REPRESENTATIVES From Time to Time Parties Hereto

                               CITICORP USA, INC,
                            as Administrative Agent

                                      and

                    UNITED STATES TRUST COMPANY OF NEW YORK,
                              as Collateral Agent


                           Dated as of March 18, 1999

                               TABLE OF CONTENTS

                                                                                                                Page
SECTION 1.DEFINITIONS.....................................................................................        2
     1.1  Defined Terms...................................................................................        2
     1.2  Other Definitional Provisions...................................................................        6

SECTION 2.THE COLLATERAL AGENT............................................................................        6
     2.1  Appointment.....................................................................................        6
     2.2  Exculpatory Provisions..........................................................................        7
     2.3  Delegation of Duties............................................................................        7
     2.4  Reliance by Collateral Agent....................................................................        8
     2.5  Limitations on Duties of Collateral Agent.......................................................        8
     2.6  Resignation and Removal of the Collateral Agent.................................................        9
     2.7  Treatment of Secured Parties' Representative by Collateral Agent................................       10
     2.8  Appointment of Separate or Co-Collateral Agent..................................................       10
     2.9  Successor Collateral Agent by Merger, Consolidation, Etc........................................       11
     2.10  Eligibility of Collateral Agent................................................................       11
     2.11  Notices, Etc., Under Collateral, Etc...........................................................       12

SECTION 3.SENIOR DEBT.....................................................................................       12
     3.1  Obligations Pari Passu..........................................................................       12
     3.2  Senior Debt.....................................................................................       12

SECTION 4.DEFAULT PERIOD..................................................................................       13
     4.1  Default and Acceleration Notices................................................................       13
     4.2  General Authority of the Collateral Agent over the Collateral...................................       13
     4.3  Right to Initiate Judicial Proceedings; Appointment of Receiver.................................       14
     4.4  Exercise of Powers; Instructions of Required Secured Parties....................................       14
     4.5  Remedies Not Exclusive..........................................................................       15
     4.6  Waiver and Estoppel.............................................................................       15
     4.7  Limitation on Collateral Agent's Duty in Respect of Collateral..................................       16
     4.8  Limitation by Law...............................................................................       16
     4.9  Consent to Relief from Automatic Stay...........................................................       16

SECTION 5.PAYMENTS........................................................................................       17
     5.1  Pro Rata Sharing................................................................................       17
     5.2  Disbursement of Monies Collected after Acceleration                                                    17

SECTION 6.AGREEMENTS WITH COLLATERAL AGENT................................................................       17
     6.1  Delivery of Financing Documents.................................................................       17
     6.2  Information as to Secured Parties' Representatives..............................................       18
     6.3  Certificate of Secured Parties' Representative..................................................       18
     6.4  Compensation and Expenses.......................................................................       18

                                       i-

                                                                                                                Page
     6.5  Stamp and Other Similar Taxes...................................................................      18
     6.6  Filing Fees, Excise Taxes, Etc..................................................................      18
     6.7  Indemnification.................................................................................      19
     6.8  Further Assurances..............................................................................      19
     6.9  Payment by Collateral Agent, Etc................................................................      19
     7.1  Representations and Warranties..................................................................      20

SECTION 8.CERTAIN AGREEMENTS OF THE SECURED PARTIES.......................................................      20
     8.1  Turnover of Collateral..........................................................................      20
     8.2  No Bankruptcy Filings...........................................................................      21
     8.3  No Loans; No Liens..............................................................................      21
     8.4  Security Interests..............................................................................      21
     8.5  Set-offs........................................................................................      21
     8.6  Intercreditor Agreement Regarding Amendment of Financing Documents..............................      21
     8.7  Beneficiaries...................................................................................      22
     8.8  Additional Collateral...........................................................................      22
     8.9  Purchase of Collateral..........................................................................      22

SECTION 9.MISCELLANEOUS...................................................................................      23
     9.1  No Individual Action............................................................................      23
     9.2  Notices.........................................................................................      23
     9.3  No Waivers......................................................................................      23
     9.4  Amendments, Supplements and Waivers.............................................................      23
     9.5  Headings........................................................................................      24
     9.6  Severability....................................................................................      24
     9.7  Successors and Assigns..........................................................................      24
     9.8  GOVERNING LAW...................................................................................      24
     9.9  Counterparts....................................................................................      24
     9.10  SUBMISSION TO JURISDICTION; WAIVERS............................................................      24
     9.11  Termination....................................................................................      25
     9.12  Acknowledgments................................................................................      26

Schedule 1 - Addresses for Notices

Exhibit A - Form of Senior Debt Supplement

                                      ii-

          COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT, dated as of March 18, 1999, among EDISON MISSION HOLDINGS CO., a California corporation (the "Borrower"), EDISON MISSION FINANCE CO., a California corporation ("Edison
 --------                                                           ------
Mission Finance"), HOMER CITY PROPERTY HOLDINGS, INC., a California corporation
---------------
("Homer City Holdings"), CHESTNUT RIDGE ENERGY CO., a California corporation
  -------------------
("Chestnut Ridge"), MISSION ENERGY WESTSIDE, INC., a California corporation
  --------------
("MEW"), EME HOMER CITY GENERATION L.P., a Pennsylvania limited partnership
  ---
("EME Homer City"; and, together with the Borrower, Edison Mission Finance,
  --------------
Homer City Holdings, Chestnut Ridge and MEW, the "Loan Parties"), the SECURED
                                                  ------------
PARTIES' REPRESENTATIVES (as defined below) from time to time parties hereto, CITICORP USA, INC., as Administrative Agent (as defined below), and UNITED STATES TRUST COMPANY OF NEW YORK, as Collateral Agent (as defined below).

                                    RECITALS

          A. The Borrower has entered into a Credit Agreement, dated as of March 18, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), with certain financial institutions
                        ----------------
(collectively, the "Lenders") and Citicorp USA, Inc., as administrative agent
                    -------
for the Lenders (in such capacity, the "Administrative Agent").
                                        --------------------

          B. Pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans (as defined below) to the Borrower upon the terms and subject to the conditions set forth therein.

          C. The Borrower will use the proceeds of the Loans under the Credit Agreement to make valuable transfers to one or more of the other Loan Parties in connection with the acquisition of the Homer City Electric Generating Station and certain facilities and other assets associated therewith and ancillary thereto (the "Generating Station"), certain capital expenditures related to the
              ------------------
Generating Station and general working capital purposes.

          D. Under Section 8.2.1(e) of the Credit Agreement, the Borrower is permitted to incur certain indebtedness for the purpose of refinancing the Loans and other indebtedness of the Borrower ("Refinancing Indebtedness"); under
                                         ------------------------
Section 8.2.1(d)(i) of the Credit Agreement, the Loan Parties are permitted to incur certain indebtedness in the form of reimbursement obligations relating to letters of credit, surety bonds and performance bonds used by the Loan Parties in the ordinary course of their business ("Ordinary Course Letter of Credit
                                           --------------------------------
Indebtedness"); under Section 8.2.1(d)(ii) of the Credit Agreement, the Borrower
------------
is permitted to incur certain indebtedness in the form of reimbursement obligations relating to Debt Service Reserve Letters of Credit (as defined below) ("DSR Letter of Credit Indebtedness"); under Section 8.2.1 of the
         ---------------------------------
Credit Agreement, the Borrower is permitted to incur certain additional indebtedness ("Additional Indebtedness"); and, under Section 8.2.1(b) of the
               -----------------------
Credit Agreement, the Borrower is permitted to incur certain indebtedness under Interest Rate Hedging Transactions (as defined below) entered into with respect to the Loans ("Swap Indebtedness").
               -----------------

          E. In order to simplify administration of the common collateral securing the Borrower's indebtedness and to provide for the orderly enforcement of their respective rights, the

                                                                               2
Administrative Agent and the other Secured Parties' Representatives desire to appoint the Collateral Agent to serve as their common representative, to be the beneficiary under any guarantee intended to benefit the Secured Parties (as defined below) and to hold the liens created, or to be created, under the Financing Documents (as defined below).

          F. The Collateral Agent is willing to serve as a common collateral agent for all Secured Parties pursuant to this Agreement.

          G. The Borrower is a member of an affiliated group of companies that includes each other Loan Party. The Borrower and the other Loan Parties are engaged in related businesses, and each Loan Party will derive substantial direct and indirect benefit from the making of the Loans and the incurrence of any Refinancing Indebtedness, Ordinary Course Letter of Credit Indebtedness, DSR Letter of Credit Indebtedness, Additional Indebtedness or Swap Indebtedness.

          H. It is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Loan Parties shall have executed and delivered this Agreement to the Collateral Agent for the benefit of the Secured Parties.

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, each of the parties hereto hereby agrees as follows:

                                   SECTION 1.
                                  DEFINITIONS

          SECTION  1.1  Defined Terms.  (a)  Unless otherwise defined herein,
                        -------------
terms defined in the Security Deposit Agreement (as defined below) and used herein shall have the meanings given to them in the Security Deposit Agreement.

          (b)  The following terms shall have the meanings indicated:

          "Acceleration Notice" means a written notice delivered to the
           -------------------
     Collateral Agent during a Default Period (a) in the event such Default Period arises out of an Event of Default under Article IX of the Credit Agreement, by the Administrative Agent, which notice states that the aggregate principal amount of the Loans thereunder has become due and payable prior to the stated maturity thereof, or (b) in the event such Default Period arises out of an Event of Default under the Financing Documents relating to any other Senior Debt, by the Secured Parties' Representative for such Senior Debt, which notice states that the principal amount of such Senior Debt has become due and payable prior to the stated maturity thereof.

          "Additional Indebtedness" has the meaning specified in the recitals.
           -----------------------                                   --------

          "Administrative Agent" has the meaning specified in the recitals.
           --------------------                                   --------

          "Agreement" means this Collateral Agency and Intercreditor Agreement,
           ---------
     dated as of March 18, 1999, among the Loan Parties, the Administrative Agent, the other Secured Parties' Representatives from time to time parties hereto and the Collateral Agent.

          "Borrower" has the meaning specified in the recitals.
           --------

          "Chestnut Ridge" has the meaning specified in the preamble.
           --------------

          "Collateral" means, collectively, (i) the Security Deposit Agreement
           ----------
     Collateral, (ii) the Guarantee and Collateral Agreement Collateral and
     (iii) the Mortgaged Property.

          "Collateral Agent" means United States Trust Company of New York, as
           ----------------
     collateral agent for the Secured Parties, together with its successors and assigns, and any successor collateral agent appointed under Section 2 hereof to act on behalf of the Secured Parties with respect to the Collateral.

          "Commitments" has the meaning specified in the Credit Agreement.
           -----------

          "Credit Agreement" has the meaning specified in the recitals.
           ----------------                                   --------

          "Cure Notice" means a written notification delivered to the Borrower
           -----------
     and the Collateral Agent by one or more Secured Parties' Representatives acting on behalf of the Required Secured Parties stating that an Event of Default that was the subject of a Default Notice is no longer continuing.

          "Default" means any Event of Default or any condition, occurrence or
           -------
     event which, after notice of lapse or time or both, would constitute an Event of Default.

          "Default Notice" means a written notification delivered to the
           --------------
     Collateral Agent by the Borrower or any Secured Parties' Representative stating that an Event of Default has occurred and is continuing. A Default Notice shall be deemed to have been delivered if a voluntary petition of bankruptcy has been filed under Title 11 of the United States Code (or any similar action has been taken under the laws of any other jurisdiction) with respect to the Borrower.

          "Default Period" means the period commencing on the date the
           --------------
     Collateral Agent receives a Default Notice and ending on the date the Collateral Agent receives a Cure Notice or a notice of cancellation pursuant to Section 4.1(b).

          "DSR Letter of Credit Indebtedness" has the meaning specified in the
           ---------------------------------
    recitals.
    --------

          "Edison Mission Finance" has the meaning specified in the preamble.
           ----------------------                                   --------

          "EME Homer City" has the meaning specified in the preamble.
           --------------                                   --------

          "Event of Default" means an "Event of Default" under the Credit
           ----------------
     Agreement or any other Financing Document.

          "Financing Documents" means the Loan Documents and each indenture,
           -------------------
     loan agreement, underwriting agreement, security purchase agreement or other document entered into in connection with any Senior Debt.

          "Generating Station" has the meaning specified in the recitals.
           ------------------                                   --------

          "Guarantee and Collateral Agreement" means the Guarantee and
           ----------------------------------
     Collateral Agreement, dated as of March 18, 1999, made by the Loan Parties in favor of the Collateral Agent.

          "Guarantee and Collateral Agreement Collateral" means "Collateral" as
           ---------------------------------------------
     defined in the Guarantee and Collateral Agreement.

          "Homer City Holdings"  has the meaning specified in the preamble.
           -------------------                                    --------

          "Intercompany Loan Subordination Agreement" means the Intercompany
           -----------------------------------------
     Loan Subordination Agreement, dated as of March 18, 1999, among the Loan Parties and the Collateral Agent.

          "Interest Rate Hedging Transactions" has the meaning specified in the
           ----------------------------------
     Credit Agreement.

          "Lenders" has the meaning specified in the recitals.
           -------                                   --------

          "Loan Documents" has the meaning specified in the Credit Agreement.
           --------------

          "Loan Parties" has the meaning specified in the preamble.
           ------------                                   --------

          "Loans" has the meaning specified in the Credit Agreement.
           -----

          "MEW" has the meaning specified in the preamble.
           ---                                   --------

                                                                               5
          "Mortgage and Security Agreement" means the Open-End Mortgage,
           -------------------------------
     Security Agreement and Assignment of Leases and Rents, dated as of March 18, 1999, made by EME Homer City in favor of the Collateral Agent.

          "Mortgaged Property" has the meaning specified in the Mortgage and
           ------------------
     Security Agreement.

          "Notice of Action" has the meaning specified in Section 4.4(b) of this
           ----------------                               --------------
     Agreement.

          "Obligations" means, collectively, (i) the Borrower Obligations
           -----------
     and (ii) the Guarantor Obligations.

          "Ordinary Course Letter of Credit Indebtedness" has the meaning
           ---------------------------------------------
     specified in the recitals.

          "Required Lenders" has the meaning specified in the Credit Agreement.
           ----------------

          "Required Secured Parties" means, at any time, holders of Senior Debt
           ------------------------
     that at such time hold greater than 50% of the sum of (u) in the case of the Loans, the Commitments at such time, (v) in the case of Refinancing Indebtedness, the aggregate principal amount of Refinancing Indebtedness outstanding at such time, (w) in the case of Additional Indebtedness, the aggregate principal amount of Additional Indebtedness outstanding at such time, (x) in the case of DSR Letter of Credit Indebtedness, the commitments with respect thereto at such time, (y) in the case of Ordinary Course Letter of Credit Indebtedness, the commitments with respect thereto at such time and (z) in the case of Swap Indebtedness, (i) prior to the occurrence of an Event of Default, zero, and (ii) after the occurrence of an Event of Default, the termination value of the Interest Rate Hedging Transaction underlying such Swap Indebtedness.

          "Secured Parties" has the meaning specified in the Guarantee and
           ---------------
     Collateral Agreement.

          "Secured Parties' Representative" means the Administrative Agent and
           -------------------------------
     each Person that serves as indenture trustee, collateral agent, lender's representative or in any similar capacity for Persons that provide any Senior Debt.

          "Security Deposit Agreement" means the Security Deposit Agreement,
           --------------------------
     dated as of March 18, 1999, among the Loan Parties and the Collateral
     Agent.

          "Security Deposit Agreement Collateral" means all Accounts and all
           -------------------------------------
     cash, cash equivalents, instruments, investments and other securities on deposit therein.

          "Security Documents" means (a) this Agreement, the Guarantee and
           ------------------
     Collateral Agreement, the Mortgage and Security Agreement, the Intercompany Loan Subordination Agreement, the Security Deposit Agreement and (b) the EME Credit Support Guarantee and any other agreement or instrument hereafter entered into by the Borrower or any other Person which guarantees or secures payment of any Senior Debt.

          "Senior Debt" means the Loans, any Refinancing Indebtedness, any
           -----------
     Ordinary Course Letter of Credit Indebtedness, any DSR Letter of Credit Indebtedness, any Additional Indebtedness and any Swap Indebtedness.

          "Senior Debt Supplement" means a Senior Debt Supplement, substantially
           ----------------------
     in the form of Exhibit A.
                    ---------

          "Swap Indebtedness" has the meaning specified in the recitals.
           -----------------

          SECTION  1.2  Other Definitional Provisions.  (a)  The words "hereof",
                        -----------------------------
"herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule, appendix and exhibit references are to this Agreement unless otherwise specified.

          (b) Each reference in this Agreement to a Financing Document or other agreement shall be deemed to refer to such Financing Document or other agreement as the same may be amended, supplemented or otherwise modified from time to time.

          (c) Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such agreement, instrument or document is in effect.

          (d) Each reference in this Agreement to a Person shall be deemed to include such Person's successors and assigns.

          (e) Each reference in this Agreement to a Requirement of Law shall be deemed to refer to such Requirement of Law as the same may be amended, supplemented or otherwise modified from time to time.

          (f) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                   SECTION 2.
                              THE COLLATERAL AGENT

          SECTION  2.1  Appointment.  Each of the Secured Parties'
                        -----------
Representatives hereby designates and appoints United States Trust Company of New York as the collateral agent for such Secured Parties' Representative under the Security Documents, and authorizes United States Trust Company of New York in such capacity to take such action on its behalf under the provisions of the Security Documents and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement, together with such other powers as are incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the other Security Documents, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Collateral Agent.

          SECTION  2.2  Exculpatory Provisions.  (a)  The Collateral Agent makes
                        ----------------------
no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Loan Parties thereto or as to the security afforded by any Security Document, or as to the validity, execution, enforceability, legality or sufficiency of any Financing Document or the Obligations, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of liens upon the Collateral or otherwise as to the maintenance of the Collateral.

          (b) The Collateral Agent shall not be required to ascertain or inquire as to performance by the Loan Parties of any of the covenants or agreements contained in any Financing Document.

          (c) The Collateral Agent shall be under no obligation or duty to take any action under any Security Document if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction (other than the Commonwealth of Pennsylvania) where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction (other than the Commonwealth of Pennsylvania) where it is not then so qualified, unless the Collateral Agent receives security or indemnification satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under any Security Document.

          (d) The Collateral Agent may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any of its subsidiaries or affiliates as if it were not the Collateral Agent.

          (e) The Collateral Agent shall have no duty to inquire as to the application by any Secured Parties' Representative or any holders of Senior Debt of any amounts distributed to them.

          SECTION  2.3  Delegation of Duties.  The Collateral Agent may execute
                        --------------------
any of the powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact who may include officers or employees of the Loan Parties. The Collateral

Agent shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it; provided that such selection occurs without gross negligence or willful
--------
misconduct or bad faith.

          SECTION  2.4  Reliance by Collateral Agent.  (a)  Whenever in the
                        ----------------------------
administration of the Security Documents the Collateral Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Collateral Agent taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a Request Letter or certificate of an Authorized Representative of any Loan Party delivered to the Collateral Agent, and such certificate shall be full authorization to the Collateral Agent for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 2.5.

          (b) The Collateral Agent may consult with counsel, and any advice or statements of legal counsel (including counsel to the Loan Parties) shall be full and complete authorization and protection in respect of any action taken or suffered by it under any Security Document in good faith reliance thereon.

          (c) The Collateral Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its negligence or willful misconduct or bad faith, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any Request Letter, certificate or opinion furnished to the Collateral Agent and conforming to the requirements of this Agreement or the Security Deposit Agreement.

          (d) The Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it by the Security Documents unless the Collateral Agent shall have been provided adequate security and indemnity by the Secured Parties against the costs, expenses (including its customary fees) and liabilities which may be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Collateral Agent.

          SECTION  2.5  Limitations on Duties of Collateral Agent.  (a)  The
                        -----------------------------------------
Collateral Agent shall not be obligated to take any action, or refrain from taking any action, under or in respect of any Security Document except for the performance of such duties as are specifically required hereby and except as may be requested from time to time in writing by one or more Secured Parties' Representatives acting on behalf of the Required Secured Parties or such other combination of Secured Parties as may be specified in any applicable provision of this Agreement.

          If an Event of Default exists and if the Collateral Agent shall have actual knowledge thereof, the Collateral Agent will exercise such rights, powers and remedies (whether vested by any Security Document or by statute or by law or otherwise) for the protection and enforcement of the Collateral Agent's rights under and in respect of the Security Documents as, in the absence of a Notice of Action, it may determine to be in the best interest of the Secured Parties, or as may be directed in writing pursuant to a Notice of Action, and shall use the same degree of care and skill in such exercise as a prudent man would use under the circumstances in the conduct of his own affairs.

          (b) In the event that the Collateral Agent shall have received incomplete or insufficient information to perform its duties hereunder or requires clarification of any matter, the Collateral Agent shall be entitled to request direction from, and to act, or refrain from acting, on the written direction of one or more Secured Parties' Representatives acting on behalf of the Required Secured Parties, and the Collateral Agent shall be fully protected in relying on such direction or in failing to act until the receipt of such information or clarification.

          (c) No provision of any Security Document shall be deemed to impose any duty or obligation on the Collateral Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Collateral Agent shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Agent in such jurisdiction or impose a tax on the Collateral Agent by reason thereof.

          SECTION  2.6  Resignation and Removal of the Collateral Agent.  (a)
                        -----------------------------------------------
The Collateral Agent may at any time, by giving not less than 30 days' prior written notice to the Borrower and each Secured Parties' Representative, resign and be discharged of the responsibilities hereby created, such resignation and discharge to be effective upon the appointment of a successor Collateral Agent. As promptly as practicable after the giving of any such notice, one or more Secured Parties' Representatives acting on behalf of the Required Secured Parties shall appoint a successor Collateral Agent. One or more Secured Parties' Representatives acting on behalf of the Required Secured Parties may, at any time upon giving 10 days' prior written notice thereof to the Borrower and the Collateral Agent, remove the Collateral Agent and appoint a successor Collateral Agent, such removal to be effective upon the acceptance of such appointment by the successor. The Collateral Agent who has resigned or been removed shall be entitled to fees, reasonable costs and expenses to the extent incurred or arising, or relating to events occurring, before its resignation or removal.

          (b) If at any time the Collateral Agent shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Agent for any other cause, a successor Collateral Agent may be appointed by one or more Secured Parties' Representatives acting on behalf of the Required Secured Parties. The powers, duties, authority and title of the predecessor Collateral Agent shall be terminated and canceled

                                                                              10
without procuring the resignation of such predecessor and without any other formality (except as may be required by applicable law) than appointment and designation of a successor in writing duly acknowledged and delivered to the predecessor and the Borrower. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and the Security Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trust, duties, authority and title of its predecessor; provided,
                                                                       --------
however, that such predecessor shall, nevertheless, on the written request of
-------
one or more Secured Parties' Representatives acting on behalf of the Required Secured Parties, the Borrower or the successor execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor under the Security Documents and shall deliver all Collateral held by it or its agents to such successor. Should any deed, conveyance or other instrument in writing from the any Loan Party be reasonably required or requested by any successor Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Collateral Agent, then any and all such deeds, conveyances and other instruments shall, on request of such successor, be executed, acknowledged and delivered by such Loan Party. If the Borrower shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it receives a written request from the successor Collateral Agent to do so, or if an Event of Default is in effect, the predecessor Collateral Agent may execute the same on behalf of such Loan Party. Each Loan Party hereby appoints any successor Collateral Agent as its agent and attorney-in-fact to act for it as provided in the next preceding sentence.

          SECTION  2.7  Treatment of Secured Parties' Representative by
                        -----------------------------------------------
Collateral Agent.  Unless and until the Collateral Agent receives notice to the
----------------
contrary, the Collateral Agent shall be entitled to treat the Administrative Agent and each Person who becomes a party hereto through the execution and delivery of a Senior Debt Supplement as the duly authorized Secured Parties' Representative of the Secured Parties it purports to represent and, as such, authorized to receive all payments, to give all notices, cast all votes and exercise all other rights under this Agreement and the other Security Documents on behalf of such Secured Parties.

          SECTION  2.8  Appointment of Separate or Co-Collateral Agent.  (a)
                        ----------------------------------------------
The Collateral Agent may, and, upon the request of one or more Secured Parties' Representative acting on behalf of the Required Secured Parties, the Collateral Agent shall, by an instrument in writing delivered to the Borrower and to each of the Secured Parties' Representatives, appoint a national bank or trust company or an individual to act as separate collateral agent or co-collateral agent for any purpose deemed by the Collateral Agent or such Secured Parties' Representatives to be advantageous to their respective interests, such separate collateral agent or co-collateral agent to exercise only such rights and to have only such duties as shall be specified in the instrument of appointment. The Borrower agrees to pay the reasonable compensation and expenses of any such separate collateral agent or co-collateral agent and, if requested by the Collateral Agent, such separate collateral agent or co-collateral agent or one or more Secured Parties' Representatives acting on behalf of the Required Secured Parties, the Loan Parties will enter into an amendment

                                                                              11
to this Agreement, satisfactory in substance and form to the Collateral Agent, such separate collateral agent or co-collateral agent and one or more Secured Parties' Representatives' acting on behalf of the Required Secured Parties, confirming the rights and duties of such separate collateral agent or co-collateral agent. No co-collateral agent hereunder shall be required to meet the terms of eligibility of a Collateral Agent under Section 2.10. The Collateral Agent may at any time accept the resignation of or remove any separate collateral agent or co-collateral agent.

          (b) Any separate collateral agent or co-collateral agent hereunder shall, to the extent permitted by law, be appointed and act and the Collateral Agent shall act, subject to the following provisions and conditions:

               (i) all powers, duties, obligations and rights conferred upon the Collateral Agent in respect of the receipt, custody, investment and payment of monies, or the investment of monies, shall be exercised solely by the Collateral Agent;

               (ii) all other rights, powers, duties and obligations conferred or imposed upon the Collateral Agent shall be conferred or imposed upon and exercised or performed by the Collateral Agent and such separate collateral agent or co-collateral agent jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Collateral Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate collateral agent or co-collateral agent;

               (iii) no power hereby given to any such separate collateral agent or co-collateral agent shall be exercised hereunder by such separate collateral agent or co-collateral agent except jointly with, or with the consent of, the Collateral Agent; and

               (iv) no collateral agent shall be liable for any act or failure to act on the part of any other collateral agent hereunder.

          SECTION  2.9  Successor Collateral Agent by Merger, Consolidation,
                        ---------------------------------------------------
Etc.  Any corporation into which the Collateral Agent may be merged or with
---
which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent is a party, if eligible as provided in Section 2.10, shall automatically succeed to all of the rights and obligations of the Collateral Agent hereunder and with respect to the Collateral without further action on the part of any of the parties hereto.

          SECTION  2.10  Eligibility of Collateral Agent.  The Collateral Agent
                         -------------------------------
shall always be a state or national bank or trust company in good standing, organized under the laws of the United States of America or one of the States thereof, having (or having a parent which has) a capital, surplus and undivided profits (as shown by its latest financial statement published to its shareholders) aggregating at least $100,000,000 if there be such a national bank or trust company willing and able to accept such trust upon reasonable and customary terms, provided that if such
                 --------

                                                                              12
national bank or trust company's eligibility depends upon its parent having such requisite capitalization, such parent shall provide a guarantee satisfactory in form and substance to one or more Secured Parties' Representatives acting on behalf of the Required Secured Parties of the obligations of such national bank or trust company as Collateral Agent under the Financing Documents. In case at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of this Section 2.10, the Collateral Agent shall resign immediately in the manner and with the effect specified in Section 2.6.

          SECTION  2.11  Notices, Etc., Under Collateral, Etc.  The Collateral
                         ------------------------------------
Agent shall deliver to each Secured Parties' Representative, promptly upon receipt thereof, duplicates or copies of all notices, requests and other instruments given or received by the Collateral Agent under or pursuant to the Security Documents.

                                   SECTION 3.
                                  SENIOR DEBT

          SECTION  3.1  Obligations Pari Passu.  Subject, in the case of Senior
                        ----------------------
Debt other than the Loans, to the requirements of Section 3.2, all Obligations shall be entitled to the benefits of this Agreement and the other Security Documents and rank pari passu without any preference among Obligations by reason
                   ----------
of date of incurrence or otherwise.

          SECTION  3.2  Senior Debt.  The Secured Parties' Representative for
                        -----------
any Senior Debt permitted by the Financing Documents shall become entitled to the benefits of this Agreement (and such Senior Debt shall rank pari passu) upon receipt by the Collateral Agent and each other Secured Parties' Representative of (a) a certificate executed by an Authorized Representative of the Borrower
(i) identifying such Secured Parties' Representative and the maximum principal amount of such Senior Debt and (ii) identifying the provisions of the Financing Documents pursuant to which such Senior Debt is permitted and demonstrating compliance with such provisions, (b) a certified copy of each agreement relating to such Senior Debt, (c) a certified copy of a Senior Debt Supplement executed by such holder and (d) an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, or other counsel satisfactory to the Collateral Agent, in form and substance satisfactory to the Collateral Agent, that, subject to customary assumptions and qualifications, the incurrence of such Senior Debt will not result in any violation of or conflict with or constitute a default under any term of any Financing Document. The requirements of this Section 3.2 shall not apply to the Loans, which are Senior Debt for all purposes of this Agreement and the other Security Documents.

                                   SECTION 4.
                                 DEFAULT PERIOD

          SECTION  4.1  Default and Acceleration Notices.  (a)  A Default Notice
                        --------------------------------
or Acceleration Notice shall be effective upon receipt thereof by the Collateral Agent. A Default Notice or Acceleration Notice, once effective, shall remain in effect unless and until it is canceled as provided in Section 4.1(b).

          (b) Any Secured Parties' Representative that has given a Default Notice or Acceleration Notice shall be entitled to cancel it by delivering a written notice of cancellation to the Collateral Agent (i) prior to the commencement of the exercise of remedies by the Collateral Agent pursuant to the Security Documents or (ii) thereafter, if the Collateral Agent reasonably believes that any such exercise of remedies may be reversed without undue difficulty.
          (c) Promptly upon receipt by the Collateral Agent of a Default Notice or Acceleration Notice or any notice of cancellation thereof, the Collateral Agent shall deliver a copy thereof to the Borrower and each Secured Parties' Representative.

          SECTION  4.2  General Authority of the Collateral Agent over the
                        --------------------------------------------------
Collateral.  Each Loan Party hereby irrevocably constitutes and appoints,
----------
effective after the occurrence and during the continuance of an Event of Default, the Collateral Agent and any officer or agent thereof, with full power of substitution as among such officers and agents, as its true and lawful attorney-in-fact with full power and authority in the name of such Loan Party or in its own name, from time to time in the Collateral Agent's reasonable discretion to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of the Security Documents (but subject to the terms hereof and thereof) and to accomplish the purposes hereof and thereof; and, without limiting the generality of the foregoing, each Loan Party hereby gives the Collateral Agent, during any Default Period, the power and right on behalf of such Loan Party, without notice to or further assent by such Loan Party, to: (i) ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon, or in connection with, the Collateral; (ii) receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by the Collateral Agent as, or in connection with, the Collateral;
(iii) commence, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;
(iv) sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof as fully and effectively as if the Collateral Agent were the absolute owner thereof; (v) exercise all remedies provided for by the Security Documents; and (vi) do, at its option and at the expense and for the account of such Loan Party, at any time or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to perfect the liens and security interests of the Collateral Agent in the Collateral, to protect or preserve the Collateral and to realize upon the Collateral. Each Loan Party hereby ratifies all that said attorneys-in-fact shall lawfully do or cause

                                                                              14
to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          SECTION  4.3  Right to Initiate Judicial Proceedings; Appointment of
                        ------------------------------------------------------
Receiver. (a) During any Default Period, the Collateral Agent, subject to the
--------
provisions of Section 4.4(b), shall have the right to protect and enforce the rights vested in it by each Security Document and may enforce such rights in accordance with the provisions of the relevant Security Document.

          (b) During any Default Period, upon the filing of a bill in equity or other commencement of judicial proceedings or non-judicial proceedings to enforce the rights of the Secured Parties or the Collateral Agent under any Security Document, the Collateral Agent shall, without notice to the Loan Parties or any party claiming through the Loan Parties, without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Obligations, without regard to the then value of the Collateral and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers, for all or any part thereof, and of the rents, issues, tolls, profits, royalties, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property relating to the Collateral be segregated, sequestered and impounded for the benefit of the Collateral Agent and the Secured Parties, and each Loan Party irrevocably consents to the appointments of such receiver or receivers and to the entry of such order; provided that notwithstanding the appointment of any receiver, the Collateral Agent shall be entitled to retain possession and control of all cash held by or deposited with it pursuant to any Security Document.

          SECTION  4.4  Exercise of Powers; Instructions of Required Secured
                        ----------------------------------------------------
Parties.  (a) All of the powers, remedies and rights of the Collateral Agent set
-------
forth in or contemplated by this Agreement may be exercised by the Collateral Agent in respect of each Security Document as though set forth in full therein, and all of the powers, remedies and rights of the Collateral Agent and the Secured Parties as set forth in each Security Document may be exercised from time to time as herein and therein provided. In the event of any inconsistency between this Agreement and any other Security Document, the provisions of this Agreement shall be controlling.

          (b) Following the delivery of an Acceleration Notice to the Collateral Agent, during any Default Period, the Required Secured Parties may deliver a notice (any such notice, a "Notice of Action") to the Collateral Agent directing
                            ----------------
the Collateral Agent to exercise one or more of the rights and remedies available to the Collateral Agent under this Agreement and the other Security Documents. The Collateral Agent shall deliver to each Secured Party a copy of such Notice of Action promptly after receipt thereof. The Collateral Agent shall exercise the rights and remedies and take the other actions described in such Notice of Action at the time or times specified in such Notice of Action.

          (c) All Proceeds of Collateral received by the Collateral Agent from the exercise of its rights and remedies under this Agreement and the other Security Documents shall be applied as set forth in Section 4.14 of the Security Deposit Agreement.

          SECTION  4.5  Remedies Not Exclusive.  (a)  No remedy conferred upon
                        ----------------------
or reserved to the Collateral Agent in the Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred in any Security Document or now or hereafter existing at law or in equity or by statute.

          (b) No delay or omission by the Collateral Agent to exercise any right, remedy or power under any Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by any Security Document to the Collateral Agent may be exercised from time to time and as often as may be deemed expedient by the Collateral Agent.

          (c) If the Collateral Agent shall have proceeded to enforce any right, remedy or power under any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then the Loan Parties, the Collateral Agent and the Secured Parties shall, subject to any effect of or determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder and in all other respects, and thereafter all rights, remedies and powers of the Collateral Agent shall continue as though no such proceeding had been taken.

          (d) All rights of action and of asserting claims upon or under the Security Documents may be enforced by the Collateral Agent without the possession of any document or instrument evidencing or relating to any Obligation or the production thereof at any trial or other proceeding relative thereto; any suit or proceeding instituted by the Collateral Agent shall be, subject to the provisions of Section 2.5(c), brought in its name as Collateral Agent; and any recovery of judgment shall be held as part of the Collateral.

          SECTION  4.6  Waiver and Estoppel.  (a)  To the extent it may lawfully
                        -------------------
do so, each Loan Party agrees that, during any Default Period, it will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of any Security Document and hereby waives all benefit or advantage of all such laws and covenants, to the extent that it may lawfully do so, that it will not hinder, delay or impede the execution of any power granted to the Collateral Agent in any Security Document but will suffer and permit the execution of every such power as though no such law were in force.

          (b) To the extent it may lawfully do so, each Loan Party, on behalf of itself and all who claim through or under it (including, without limitation, any and all subsequent creditors, vendees, assignees and lienors), hereby waives and releases all rights to demand or to have any marshaling of the Collateral upon any sale during any Default Period whether made under any power of sale granted in any Security Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of any Security Document and consents and agrees that all the Collateral may at any such sale be offered and sold in a commercially reasonable manner as an entirety or in lots as the Collateral Agent and the Secured Parties may determine.

          (c) To the extent it may lawfully do so, each Loan Party hereby waives presentment, demand, protest and any notice of any kind (including, without limitation, notice of intent to accelerate maturity or notice of acceleration of maturity, except notices explicitly required hereunder or under the Financing Documents) in connection with the Security Documents and any action taken by the Collateral Agent with respect to the Collateral during any Default Period.

          SECTION  4.7  Limitation on Collateral Agent's Duty in Respect of
                        ---------------------------------------------------
Collateral.  Beyond its duties as to the custody thereof expressly provided in
----------
any Security Document, the Collateral Agent shall not have any duty to the Loan Parties or to the Secured Parties as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

          SECTION  4.8  Limitation by Law.  All rights, remedies and powers
                        -----------------
provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          SECTION  4.9  Consent to Relief from Automatic Stay.  Each Loan Party
                        -------------------------------------
hereby agrees that if (A) it shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended, (ii) be the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) seek, consent to or acquiesce in the appointment of any trustee, receiver, conservator or liquidator, (v) a trustee, receiver, conservator or liquidator is appointed for such Loan Party or any substantial part of its assets, (vi) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such Loan Party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or relief for debtors, then (B) the Collateral Agent and the Secured Parties shall thereupon be entitled to relief from any automatic stay imposed by Section 362 of Title 11 of the U.S. Code, as amended, or from any other stay or suspension of remedies resulting from any of the events listed in clauses (i) through (vi) above in this sentence, solely with respect to the exercise of the rights and remedies described in the preceding sentence (and not with respect to any other right or remedy). Each Loan Party acknowledges that the Collateral Agent and the Secured Parties are entitled to such relief as a result of good faith bargaining and as part of the consideration for the Secured Parties providing the Senior Debt.

                                   SECTION 5.
                                    PAYMENTS

          SECTION  5.1  Pro Rata Sharing.  If, through the operation of any
                        ----------------
bankruptcy, reorganization, insolvency or other laws or otherwise, the Collateral Agent's security interest under the Security Documents is enforced with respect to some, but not all, of the Obligations then outstanding, the Collateral Agent shall nonetheless apply all Proceeds for the benefit of the holders of all Obligations in the proportions and subject to the priorities specified herein and in the Security Deposit Agreement. To the extent that the Collateral Agent applies Proceeds as set forth in the preceding sentence collected with respect to Obligations held by one holder to or on behalf of Obligations held by a second holder, the first holder shall be deemed to have purchased a participation in the Obligations held by the second holder, or shall be subrogated to the rights of the second holder to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such Proceeds.

          SECTION 5.2  Disbursement of Monies Collected after Acceleration.  Any
                       ---------------------------------------------------
monies held by the Collateral Agent at the date, or collected by the Collateral Agent after, all Obligations have been declared to be or have otherwise become due and payable shall be applied in the following order of priority specified in the Section 4.14 of the Security Deposit Agreement.

                                   SECTION 6.
                        AGREEMENTS WITH COLLATERAL AGENT

          SECTION  6.1  Delivery of Financing Documents.  The Collateral Agent
                        -------------------------------
acknowledges receipt from the Borrower of copies of all Financing Documents as in effect on the date hereof, certified by the Borrower to be true and correct. The Borrower shall deliver to the Collateral Agent, promptly upon the execution thereof, a true and complete copy of each additional Financing Document and all amendments, supplements or other modifications to any Financing Document entered into after the date hereof.

          SECTION  6.2  Information as to Secured Parties' Representatives.  The
                        --------------------------------------------------
Borrower shall deliver to the Collateral Agent, upon the initial incurrence of each class of Senior Debt (other than the Loans) and thereafter from time to time upon request of the Collateral

                                                                              18
Agent, a list setting forth the aggregate unpaid principal amount of Senior Debt outstanding, the name and address of each Secured Parties' Representative and the unpaid principal amount of Obligations relating to the Senior Debt represented by such Secured Parties' Representative. In addition, the Borrower will promptly notify the Collateral Agent of any change in the identity of any Secured Parties' Representative.

          SECTION  6.3  Certificate of Secured Parties' Representative.  Any
                        ----------------------------------------------
action or direction taken by the Secured Parties hereunder shall be pursuant to a certificate or certificates executed by Secured Parties' Representatives representing the required combination of Secured Parties and certifying as to the amounts of Obligations held by such Secured Parties and that such Secured Parties constitute the required combination of Secured Parties for purposes of the action or direction taken by such Secured Parties.

          SECTION  6.4  Compensation and Expenses.  The Loan Parties shall pay
                        -------------------------
to the Collateral Agent, from time to time upon demand, (i) reasonable compensation (which shall not be limited by any provision of law in regard to compensation of fiduciaries or of a trustee of an express trust) for its services hereunder and under the Security Documents and for administering the Collateral, as set forth in the separate fee letter dated the date hereof and
(ii) all of the fees, reasonable costs and expenses of the Collateral Agent (including, without limitation, the fees and disbursements of its counsel and such special counsel as the Collateral Agent reasonably elects to retain) (A) arising in connection with the preparation, execution, delivery, modification, administration and termination of each Security Document or the enforcement of any of the provisions hereof or thereof, (B) incurred or required to be advanced in connection with the administration of the Collateral, the sale or other disposition of Collateral pursuant to this Agreement or any other Security Document and the preservation, protection or defense of the Collateral Agent's rights under the Security Documents and in and to the Collateral or (c) incurred
                                                                     -
by the Collateral Agent in connection with the resignation of the Collateral Agent pursuant to Section 2.6(a). The obligations of the Loan Parties under this Section 6.4 shall survive the termination of the other provisions of this Agreement.

          SECTION  6.5  Stamp and Other Similar Taxes.  The Loan Parties shall
                        -----------------------------
indemnify and hold harmless the Collateral Agent and each Secured Party from any present or future claim for liability for any stamp or any other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with any Security Document or any Collateral pertaining to the period that such agreements were in effect. The obligations of the Loan Parties under this Section 6.5 shall survive the termination of the other provisions of this Agreement.

          SECTION  6.6  Filing Fees, Excise Taxes, Etc.  The Loan Parties shall
                        ------------------------------
pay or reimburse the Collateral Agent for any and all payments made by the Collateral Agent in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of each

                                                                              19
Security Document. The obligations of the Loan Parties under this Section 6.6 shall survive the termination of the other provisions of this Agreement.

          SECTION  6.7  Indemnification.  The Loan Parties shall pay, indemnify,
                        ---------------
and hold the Collateral Agent and the Secured Parties harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable costs, reasonable expenses (including, without limitation, the fees of counsel) or disbursements of any kind or nature with respect to the execution, delivery, enforcement, performance and administration of the Security Documents (collectively, the "Indemnified Liabilities"), unless
                                              -----------------------
arising solely from the gross negligence, willful misconduct or bad faith of the indemnified party. In any suit, proceeding or action brought, in accordance with the provisions of this Agreement, by the Collateral Agent under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof, the Loan Parties will save, indemnify and keep the Collateral Agent and the Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the any Loan Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from any Loan Party and all such obligations of the Loan Parties shall be and remain enforceable against and only against the Loan Parties and shall not be enforceable against the Collateral Agent, any Secured Parties' Representative or any Secured Party. The agreements in this Section
6.7 shall survive the termination of the other provisions of this Agreement.

          SECTION  6.8  Further Assurances.  At any time and from time to time,
                        ------------------
upon the written request of the Collateral Agent, and at the expense of the relevant Loan Party, such Loan Party will promptly execute and deliver any and all such further instruments and documents and take such further action (including, without limitation, the delivery to the Collateral Agent or its agent of chattel paper (as defined in the Uniform Commercial Code) which constitutes Collateral) as is necessary or reasonably requested further to perfect, or to protect the perfection of, the liens and security interests granted under the Security Documents, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any such jurisdiction. Each Loan Party also hereby authorizes the Collateral Agent to sign and to file any such financing or continuation statements without the signature of such Loan Party to the extent permitted by applicable law, and to file a carbon, photostatic, photographic or other reproduction of any Security Document or a Uniform Commercial Code financing statement.

          SECTION  6.9  Payment by Collateral Agent, Etc.  All payments by the
                        --------------------------------
Collateral Agent hereunder to the Secured Parties shall be made by wire transfer to such Secured Party at such address as shall have been specified by such Secured Party to the Collateral Agent. Any Secured Party may at any time and from time to time specify an alternative method of payment for such Secured Party by giving written notice thereof to the Collateral Agent.

                                   SECTION 7.
                         REPRESENTATIONS AND WARRANTIES

          SECTION  7.1  Representations and Warranties.  The Collateral Agent
                        ------------------------------
and each Secured Parties' Representative represents and warrants to the other parties hereto that (a) the execution, delivery and performance of this Agreement (i) has been duly authorized by all requisite corporate (or other equivalent) action on its part and (ii) will not contravene any provision of its charter or by-laws (or other equivalent organizational documents) or any order of any court or other Governmental Authority having applicability to it or any applicable law, and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid, enforceable and binding obligation.

                                   SECTION 8.
                   CERTAIN AGREEMENTS OF THE SECURED PARTIES

          SECTION  8.1  Turnover of Collateral.  (a)  If any Secured Party
                        ----------------------
(other than the Collateral Agent) acquires custody, control or possession of any Collateral or proceeds thereof, other than amounts from or through the Collateral Agent (whether (i) by way of voluntary or involuntary payment, (ii) by virtue of an exercise of any right of set-off, banker's lien or counterclaim,
(iii) as proceeds of any insurance policy covering any properties or assets of the Loan Parties, (iv) from proceeds of liquidation or dissolution of any Loan Party or distribution of its assets among its creditors (however such liquidation, dissolution or distribution may occur), (v) as payment of any Obligations following the acceleration of any Senior Debt, (vi) as consideration for the agreement of such Secured Party, or as part of any transaction or series of related transactions in which such Secured Party shall have agreed, to waive or amend any provision of any Financing Document, (vii) from realization on Collateral, (viii) by virtue of the application of any provision of any of the Security Documents (other than this Agreement) or (ix) in any other manner) such Secured Party shall promptly cause such Collateral or proceeds to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of this Agreement. Until such time as the provisions of the immediately preceding sentence have been complied with, such Secured Party shall be deemed to hold such Collateral and proceeds in trust for the parties entitled thereto hereunder.

          (b) If an Event of Default shall have occurred and be continuing, unless all of the Secured Parties' Representatives shall have otherwise agreed in writing, each Secured Party shall turn over to the Collateral Agent, for application pursuant to Section 5, any payment (whether voluntary or involuntary, through the exercise of any right of setoff or otherwise) on account of the Obligations received by such Secured Party during the period commencing on a date which is ninety days prior to the date of such Event of Default.

          SECTION  8.2  No Bankruptcy Filings.  Each of the Secured Parties'
                        ---------------------
Representatives hereby agrees on behalf of the Secured Parties that: (a) it will not attempt to foreclose on or assert rights against the Collateral except as provided in this Agreement; and (b) except with the prior written consent of the Required Secured Parties, it shall not commence any bankruptcy or insolvency proceeding with respect to any Loan Party.

          SECTION  8.3  No Loans; No Liens.  Except as contemplated by the
                        ------------------
Financing Documents, none of the Secured Parties shall (a) extend credit or make any loans or advances to any Loan Party which shall be in addition to those provided for in the Financing Documents as in effect on the date hereof and which shall be secured by any security interest, lien, pledge or mortgage covering any assets of the Loan Parties whatsoever, or (b) accept any further grant from any Loan Party of any mortgage lien on, security interest in, or pledge of any collateral which is not granted equally and ratably to all of the Secured Parties.

          SECTION  8.4  Security Interests.  The Collateral Agent and each of
                        ------------------
the Secured Parties' Representatives hereby agrees that the liens and security interests granted to the Collateral Agent under the Security Documents shall be treated, as among the Secured Parties, as having equal priority and shall at all times be shared by the Secured Parties as provided herein.

          SECTION  8.5  Set-offs.  If any Secured Party exercises any right of
                        --------
setoff or similar right with respect to any assets (whether or not such assets shall constitute Collateral) of any Loan Party for payment of any outstanding Obligations at any time during a Default Period, the amounts so set-off shall constitute Collateral for the purposes of this Agreement and such Secured Party shall promptly cause such amounts to be delivered or put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of Sections 5.1 and 5.2. Until such time as the provisions of the immediately preceding sentence have been complied with, such Secured Party shall be deemed to hold such Collateral in trust for the parties hereto entitled thereto hereunder. The foregoing provisions shall not be deemed to apply to amounts set off or deducted by the Collateral Agent in accordance with the provisions of the Security Documents in respect of costs and expenses, instruments returned because of insufficient funds or other amounts which the Collateral Agent is permitted so to deduct or set-off under such subsection or the Security Documents.

          SECTION  8.6  Intercreditor Agreement Regarding Amendment of Financing
                        --------------------------------------------------------
Documents.  In addition to any consent requirement contained in any Financing
---------
Document, the consent of each Secured Parties' Representative shall be required
(i) in connection with any amendment, supplement or other modification of any Financing Document that would increase the amount of or change the scheduled date of maturity of any Senior Debt or the scheduled date of any installment of principal payable on any such Senior Debt, or increase the stated rate of any interest, premium, fee or other amount payable in respect thereof or change the scheduled date of any payment thereof, or provide for any additional mandatory prepayment of any such Senior Debt (it being agreed that this clause shall not be construed to limit the rights of the Loan Parties to incur Refinancing Indebtedness, Additional Indebtedness or other Senior Debt as permitted

                                                                              22
under the Financing Documents), (ii) to release all or any material portion of the Collateral from the Liens of the Security Documents (except that the consent of the Administrative Agent alone shall be required for the release of the Lien on the capital stock of the Borrower granted pursuant to Section 3(b) of the Guarantee and Collateral Agreement), (iii) to release any Loan Party from its obligations under the Security Documents (except that the consent of the Administrative Agent alone shall be required for the release of Edison Mission Energy from its obligations under the Guarantee and Collateral Agreement), (iv) to release Edison Mission Energy from its obligations under the EME Credit Support Guarantee, (v) to amend, modify or waive any provision of this Agreement, the Security Deposit Agreement or the other Security Documents relating to the order of priority or amounts of transfers of cash and other property to be made hereunder or thereunder or to amend or modify the definitions of Obligations" or "Senior Debt" hereunder or thereunder or (vi) to amend or modify the definition of "Required Secured Parties" under this Agreement, the Security Deposit Agreement or any other Security Document or the percentages required for any action to be taken under this Agreement, the
Security Deposit Agreement or any other Security Document, provided   that the
                                                           --------
consent of the Administrative Agent and any Secured Parties' Representative with respect to any DSR Letter of Credit Indebtedness, Ordinary Course Letter of Credit Indebtedness or Swap Indebtedness shall not be required in connection with any amendment of the definition of "Required Secured Parties" to reduce the percentage specified therein solely as relates to the delivery of a Notice of Action pursuant to Section 4.4(b).

          SECTION  8.7  Beneficiaries.  The agreements contained in this Section
                        -------------
8 are intended only for the benefit of the Secured Parties, and no Person (including, without limitation, any Loan Party) other than the Secured Parties shall have any rights under this Section 8. Each Loan Party hereby consents to the agreements contained in this Section 8 and consents to any exercise of rights by the Collateral Agent, any Secured Parties' Representative and the other Secured Parties pursuant to this Section 8.

          SECTION  8.8  Additional Collateral.  Each of the Secured Parties
                        ---------------------
hereby covenants and agrees that it will not take any security interest in or Lien on any assets of the Borrower or any subsidiary thereof to secure any of the Obligations unless such security interest or Lien secures the payment of all the outstanding Obligations on a pari passu basis pursuant to the Security Documents.

          SECTION  8.9  Purchase of Collateral.  Any Secured Party may purchase
                        ----------------------
Collateral at any public sale of such Collateral pursuant to any of the Security Documents and may make payment on account thereof by using any outstanding Obligation then due and payable to such Secured Party from the person which granted a security interest in such Collateral as a credit against the purchase price to the extent, but only to the extent, approved by the Required Secured Parties. The Collateral Agent shall give prior notice of any such sale to each Secured Party (to the extent that the Collateral Agent has received notice of such sale).

                                   SECTION 9.
                                 MISCELLANEOUS

          SECTION  9.1  No Individual Action.  No Secured Party may require the
                        --------------------
Collateral Agent to take or refrain from taking any action hereunder or under any of the Security Documents or with respect to any of the Collateral except as and to the extent expressly set forth in this Agreement.

          SECTION  9.2  Notices.  Unless otherwise specified herein, all
                        -------
notices, requests, demands or other communications given to any Loan Party, the Collateral Agent or any Secured Party shall be given in writing (including telex or facsimile transmission) and shall be deemed to have been duly given when personally delivered or when duly deposited in the mails, registered or certified mail postage prepaid, or when transmitted by telex or facsimile transmission, addressed (i) if to any Loan Party or the Collateral Agent, to such party at its address specified on Schedule 1 hereto or any other address which such party shall have specified as its address for the purpose of communications hereunder, by notice given in accordance with this Section 9.1 to the party sending such communication or (ii) if to any Secured Party, to it at its address specified from time to time in the list provided by the Borrower to the Collateral Agent pursuant to Section 6.2 or as provided by such Secured Party, including, without limitation, the addresses specified in the Credit Agreement, as the case may be; provided that any notice, request or demand to
                               --------
the Collateral Agent shall not be effective until received by the Collateral Agent at the office designated by it pursuant to this Section 9.1. Each of the Secured Parties agrees to issue promptly any notice given or required to be given by such Secured Party under this Agreement.

          SECTION  9.3  No Waivers.  No failure on the part of the Collateral
                        ----------
Agent or any Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under any Security Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          SECTION  9.4  Amendments, Supplements and Waivers.  (a)  This
                        -----------------------------------
Agreement may not be amended or modified except in accordance with the provisions of this Section 9.4. With the written consent of the Required Secured Parties, the Collateral Agent and the Loan Parties may, from time to time, enter into an amendment, supplement, waiver or other modification of this Agreement or change in any manner the rights of the Collateral Agent, the Secured Parties or the Borrower hereunder; provided that any amendment,
                                           --------
supplement, waiver or other modification of Section 8 shall require the consent of each Secured Parties' Representative and the Collateral Agent; provided,
                                                                  --------
further, that any amendment, supplement, waiver or other modification of this
-------
Section 9.4 shall require the consent of each Secured Parties' Representative, the Collateral Agent and the Loan Parties. Any such amendment, supplement, waiver other modification shall be binding upon the Loan Parties, the Secured Parties' Representatives and the Collateral Agent and their respective successors.

          (b) Notwithstanding clause (a) above, without the consent of any Secured Party, the Collateral Agent, the Borrower and, as long as any Obligations are outstanding under the Credit Agreement, the Administrative Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Collateral Agent (i) to add to the covenants of the Loan Parties for the benefit of the Secured Parties or to surrender any right or power herein conferred upon any Loan Party, (ii) to mortgage or pledge to the Collateral Agent, or grant a security interest in favor of the Collateral Agent in, any property or assets as security or additional security for the Obligations or (iii) to cure any ambiguity, defect or inconsistency or to make any other change that would provide any additional rights or benefits to the Secured Parties or that does not adversely affect the legal rights under the Financing Documents of any Secured Party.

          SECTION  9.5  Headings.  The table of contents and the headings of
                        --------
Sections and Sections have been included in the Security Documents for convenience only and should not be considered in interpreting the Security Documents.

          SECTION  9.6  Severability.  Any provision of this Agreement which is
                        ------------
prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION  9.7  Successors and Assigns.  This Agreement shall be binding
                        ----------------------
upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of each of the Secured Parties and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral.

          SECTION  9.8  GOVERNING LAW.  THIS AGREEMENT SHALL IN ALL RESPECTS BE
                        -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          SECTION  9.9  Counterparts.  This Agreement may be signed in any
                        ------------
number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          SECTION  9.10  SUBMISSION TO JURISDICTION; WAIVERS.
                         -----------------------------------
          (A) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:

          (I) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY SECURITY DOCUMENTS OR ANY OTHER DOCUMENTS EXECUTED IN RELATION TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE

     EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (II) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (III) AGREES THAT SERVICE OF PROCESS IN ANY SUCH LEGAL ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING OF A COPY THEREOF (BY REGISTERED OR CERTIFIED MAIL OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) POSTAGE PREPAID, TO THE COMPANY, AT ITS ADDRESS SET FORTH IN SCHEDULE I OR AT SUCH OTHER ADDRESS OF WHICH THE COLLATERAL AGENT AND THE SECURED PARTIES SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

          (IV) AGREES THAT NOTHING HEREIN SHALL AFFECT ANY PARTY'S RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

          (V) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SUBSECTION ANY SPECIAL EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

          (B) EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW IN ANY ACTION OR PROCEEDING REFERRED TO IN SUBSECTION 9.10(A) HEREOF, AND FOR ANY COUNTERCLAIM THEREIN.

          SECTION  9.11  Termination.  (a)  Upon (i) the earlier of (A) receipt
                         -----------
by the Collateral Agent from each Secured Parties' Representative of a written direction to cause the liens created by the Security Documents to be released and discharged or (B) payment in full of all Obligations and the termination of all Commitments, and (ii) payment in full of all fees and expenses owing to the Collateral Agent hereunder, the security interests created by the Security Documents shall terminate forthwith and all right, title and interest of the Collateral Agent in and to the Collateral shall revert to the Borrower and its successors and assigns.

          (b) Upon the termination of the Collateral Agent's security interest and the release of the Collateral in accordance with this Section 9.11, the Collateral Agent will promptly, at the written request and expense of the Borrower, (i) execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of such security interest or the release of the Collateral and (ii) deliver or cause to be delivered to the Borrower all property of the Loan Parties then held by the Collateral Agent or any agent or nominee thereof.

          (c) This Agreement shall terminate when the security interest granted under the Security Documents has terminated and the Collateral has been released; provided that the provisions of Sections, 6.7, 6.8 and 6.9 shall not be affected by any such termination.

          SECTION  9.12  Acknowledgments.  Each Loan Party hereby acknowledges
                         ---------------
that it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Financing Documents to which such Loan Party is a party; neither the Collateral Agent, any Secured Parties' Representative, nor any Secured Party has any fiduciary relationship to any Loan Party and the relationship between the Collateral Agent, any Secured Parties' Representative and the Secured Parties, on one hand, and the Loan Parties, on the other hand, is solely that of debtor and creditor; and no joint venture exists among the Secured Parties or among any Loan Party and the Secured Parties.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.
                                    UNITED STATES TRUST COMPANY OF NEW
                                    YORK, as Collateral Agent


                                    By: _________________________________
                                         Name:
                                         Title:


                                    EDISON MISSION HOLDINGS CO.


                                    By: _________________________________
                                         Name:
                                         Title:


                                    EDISON MISSION FINANCE CO.


                                    By: _________________________________
                                         Name:
                                         Title:


                                    HOMER CITY PROPERTY HOLDINGS, INC.


                                    By: _________________________________
                                         Name:
                                         Title:


                                    CHESTNUT RIDGE ENERGY CO.


                                    By: _________________________________
                                         Name:
                                         Title:

                                    MISSION ENERGY WESTSIDE, INC.


                                    By:________________________________________
                                         Name:
                                         Title:


                                    EME HOMER CITY GENERATION L.P.


                                    By: Mission Energy Westside, Inc.,
                                    its General Partner


                                    By:________________________________________
                                         Name:
                                         Title:


                                    CITICORP USA, INC., as Administrative Agent


                                    By:________________________________________
                                         Name:
                                         Title:

                                                                      SCHEDULE 1
                                                                      ----------

                             Addresses for Notices
                             ---------------------


Edison Mission Holding Co.                     18101 Von Karman Avenue
Edison Mission Finance Co.                     Suite 1700
Homer City Property Holdings, Inc.             Irvine, California 92612-1046
Chestnut Ridge Energy Co.
Mission Energy Westside, Inc.                  Fax:  (949) 752-5624
EME Homer City Generation L.P.

United States Trust Company of New York        114 West 47th Street
                                               25th floor
                                               New York, New York 10036-1532
                                               Fax:  (212) 852-1625

                                                                      EXHIBIT A
                                                                      ---------

                        [FORM OF SENIOR DEBT SUPPLEMENT]


                                                                          [Date]


United States Trust Company of New York
114 West 47th Street
25th Floor
New York, New York 10036-1532

              Re:  Edison Mission Holdings Co.
                   --------------------------

Ladies and Gentlemen:

          Reference is made to the Collateral Agency and Intercreditor Agreement, dated as of March 18, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "Collateral Agency and
                                              ---------------------
Intercreditor Agreement"), among Edison Mission Holdings Co. (the "Borrower"),
-----------------------                                            --------
the other Loan Parties, Citicorp USA, Inc., as Administrative Agent, the Secured Parties' Representatives parties thereto and United States Trust Company of New York, as Collateral Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Collateral Agency and Intercreditor Agreement.

          The undersigned is the duly appointed [specify capacity, e.g., indenture trustee] for the holders of the [specify class of Senior Debt] who intend to extend credit to the Borrower on substantially the terms and conditions set forth in the agreements and other instruments attached hereto as Annex A. The undersigned hereby requests (i) that the undersigned be recognized as a "Secured Parties' representative" acting on behalf of the holders of such Senior Debt for all purposes of the Collateral Agency and Intercreditor Agreement and (ii) that the attached agreements and instruments be designated as Financing Documents under the Collateral Agency and Intercreditor Agreement. By its execution and delivery of this letter, the undersigned agrees on its own behalf and on behalf of all holders of such Senior Debt to be

                                                                               2
bound by all of the terms of the Collateral Agency and Intercreditor Agreement and the other Security Documents.

                                       [NAME OF SECURED PARTIES' REPRESENTATIVE]


                                       By:
                                             Name:
                                             Title:


                                       By:
                                             Name:
                                             Title:


ACCEPTED AND AGREED:

EDISON MISSION HOLDINGS CO.


By:
      Name:
      Title:


UNITED STATES TRUST COMPANY OF NEW YORK, as Collateral Agent


By:
      Name:
      Title: